EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

SolarWindow Technologies Develops Electricity-Generating Flexible Glass

Columbia, MD – January 18, 2017 - SolarWindow Technologies, Inc. (OTCQB: WNDW), the leading developer of transparent electricity-generating coatings for glass windows and flexible veneers, today announced plans to develop electricity-generating flexible glass.

SolarWindow scientists and engineers recently applied layers of the company’s liquid coatings on to Corning® Willow® Glass and laminated them under conditions that simulate the high pressure and temperatures of the manufacturing processes used by commercial glass and window producers. The result is a bendable glass ‘veneer’, as thin as a business card, which generates electricity.

SolarWindow anticipates installing these sheets of electricity-generating glass veneers over existing skyscraper windows, turning entire buildings into vertical power generators and helping reduce their carbon footprint. These same veneers could be applied to flat and curved surfaces on automobiles, trucks, buses, airplanes, and boats to generate onboard electrical power.

“Along with our SolarWindow™ liquid coatings for rigid glass, we’re excited to expand our capabilities with brand new ways of generating clean electricity on almost any surface imaginable by using flexible Corning Willow Glass,” said John Conklin, President and CEO of SolarWindow. “As leaders in the sector, we’re setting out a clear vision for the future with this new, innovative technology.”

Corning® Willow® Glass (left) and SolarWindow™ Electricity Generating Coating (right)

SolarWindow™ products are being developed in collaboration with the U.S. Department of Energy’s National Renewable Energy Laboratory (NREL) under a Cooperative Research and Development Agreement (CRADA). The primary development goal of the CRADA is the commercialization of SolarWindow™ products.

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“While generating electricity on flexible glass presents obvious commercial opportunities, this approach is especially attractive to high-speed roll-to-roll manufacturing for maximizing output while lowering production costs,” said Dr. Maikel van Hest, a Senior Scientist in the Thin Film Material Science and Processing Group within the Material Science Center at NREL.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. creates transparent electricity-generating liquid coatings. When applied to glass or plastics, these coatings convert passive windows and other materials into electricity generators under natural, artificial, low, shaded, and even reflected light conditions.

Our liquid coating technology has been presented to members of the U.S. Congress and has received recognition in numerous industry publications. Our SolarWindow™ technology has been independently validated to generate 50-times the power of a conventional rooftop solar system and achieves a one-year payback when modeled on a 50-story building.

For additional information, please call Briana Erickson at 800-213-0689 or visit: www.solarwindow.com.

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Media Contact:

TrendLogic

Dwain Schenck

800-992-6299

dwain@trendlogicpr.com

For answers to frequently asked questions, please visit our FAQs page:
http://solarwindow.com/investors/faqs/.

Power and Financial Model Disclaimer

The company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degree building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

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Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindow™ technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company’s website and the social media channels listed below:

· Facebook
· Twitter

* This list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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